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                                  EXHIBIT 23
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                             ARTHUR ANDERSEN LLP

                                                                      Exhibit 23





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Riser Foods, Inc. and Subsidiaries:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-43245 and File No. 33-53168.



/s/ ARTHUR ANDERSEN LLP
_______________________
By:  Arthur Andersen LLP


Cleveland, Ohio
September 28, 1994